Exhibit 99.1

                Certification Pursuant to 18 U.S.C Section 1350,
                    As Adopted Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report of Valpey-Fisher Corporation (the Company) on Form 10-Q for the period ending September 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Ted Valpey, Jr., Chief Executive Officer through September 29, 2002 and Chairman of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

   Date: November 4, 2002                      By /s/ Ted Valpey, Jr.
                                               ------------------------
                                               Ted Valpey, Jr., Chief
                                               Executive Officer through
                                               September 29, 2002 and Chairman